EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q/A of Central Garden & Pet Company for the quarter ended March 30, 2002 (the “Report”), I, Stuart W. Booth, Chief Financial Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

December 10, 2002	/s/ STUART W. BOOTH Stuart W. Booth Chief Financial Officer